Other non-current assets (Tables)	12 Months Ended
Dec. 31, 2025
Other non-current assets.
Schedule of Other non-current assets

	2025	2024
	$	$
Reclamation deposits	12,179	12,230
Advances for mining equipment	5,735	866
Sales tax recoverable(i)	—	15,499
Non-current inventory	—	2,490
	17,914	31,085
Relates to value-added tax (“VAT”) recoverable generated from the Company’s operations in Mexico prior to its classification as an asset held for sale. These amounts are non-interest bearing and are generally settled within 36 months from the date the refunds are submitted to the authorities. During the third quarter of 2025, the Company recorded a write-off of $7.4 million to reduce the carrying amount of VAT receivables related to its operations in Mexico. The provision reflects management’s best estimate of the amounts expected to be recovered, based on correspondence received from the Mexican tax authorities in response to the Company’s refund claims. The total provision recorded against VAT receivables amounted to $10.9 million, representing the cumulative adjustment to reflect the estimated recoverable value. In the fourth quarter 2025, the Company collected an amount of $7.5 million.